UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2021

SURFACE ONCOLOGY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38459	46-5543980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hampshire Street, 8th Floor Cambridge, MA	02139
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (617) 714-4096

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.0001	SURF	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01	Other Events.

On June 4, 2021, Surface Oncology, Inc. (the “Company”) announced new data from the ongoing Phase 1 studies of SRF388 and SRF617. Preliminary SRF388 results indicate promising single-agent activity in a heavily pre-treated population, including a confirmed partial response demonstrating 66% tumor shrinkage and symptomatic improvement in a patient with squamous cell non-small-cell lung carcinoma (“NSCLC”), whose disease was resistant to three prior regimens including chemotherapy and PD-1 blockade. In addition, early data from SRF617’s combination cohorts point to its potential as a combination therapy, including an unconfirmed partial response with an approximate 50% tumor shrinkage in a patient with pancreatic cancer receiving second-line treatment with SRF617 in combination with gemcitabine/albumin-bound paclitaxel (Abraxane®). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Also on June 4, 2021, the Company will hold a webcast to review data from its ongoing SRF388 and SRF617 Phase 1 clinical studies. The slide presentation to be presented during the webcast is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in Exhibits 99.1 and 99.2 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release issued by Surface Oncology, Inc. on June 4, 2021

99.2	Presentation of Surface Oncology, Inc. dated June 4, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Surface Oncology, Inc.

Date: June 4, 2021	By:	/s/ Jessica Fees
Jessica Fees
Chief Financial Officer